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                                                                   EXHIBIT 10.11

                                 LOAN AGREEMENT

                                 By And Between

                                  VOCUS, INC.,
                             A Delaware Corporation

                                    Borrower

                                       And

                   MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY,
                      A Maryland Banking and Trust Company

                                     Lender

               --------------------------------------------------

                 $7,000,000.00 Secured Revolving Line Of Credit

               --------------------------------------------------

                                     Effectively Dated As Of November 8, 2004

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                                 LOAN AGREEMENT

      THIS LOAN AGREEMENT is effectively dated as of November 8, 2004 by and between the following (collectively, "PARTIES"):

      (a)   VOCUS, INC., a Delaware corporation ("BORROWER"); and

      (b) MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking and trust company ("LENDER").

                                    RECITALS

      The BORROWER has applied to the LENDER for the below-defined "LOAN." The LENDER is willing to provide the requested credit facility to the BORROWER upon the terms and conditions of this Loan Agreement.

      NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the PARTIES hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

      As used in this Loan Agreement, the terms set forth in this Article I have the meanings set forth below, unless the specific context of this Loan Agreement clearly requires a different meaning. Terms defined in this Article 1 or elsewhere in this Loan Agreement are in all capital letters throughout this Loan Agreement. The singular use of any defined term includes the plural and the plural use includes the singular.

      Section 1.1. Agreement. The term "AGREEMENT" means this Loan Agreement, as amended, extended, or modified from time to time by the PARTIES, as well as all schedules, exhibits and attachments hereto.

      Section 1.2. Call Agreement. The term "CALL AGREEMENT" means the Call Agreement of even date herewith executed by each EQUITY HOLDER for the benefit of the LENDER.

      Section 1.3. Closing. The term "CLOSING" means the execution and delivery of this AGREEMENT and the other LOAN DOCUMENTS, which is deemed to have taken place on the effective date hereof.

      Section 1.4. Commercial Account. The term "COMMERCIAL ACCOUNT" means the commercial checking account to be established and maintained by the BORROWER with the LENDER and to utilized as the means of advancing the proceeds of the LOAN.

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      Section 1.5. Equity Holder. The term "EQUITY HOLDER" means, individually or collectively as the context may require, LAZARD and STERLING.

      Section 1.6. Event Of Default. The term "EVENT OF DEFAULT" means any of the events set forth in Article 6 of this AGREEMENT, provided that any requirement for the giving of notice, the lapse of time, or both, or any other expressly stated condition, has been satisfied.

      Section 1.7. G.A.A.P. The term "G.A.A.P." means, with respect to any date of determination, generally accepted accounting principles as used by the Financial Accounting Standards Board and/or the American Institute of Certified Public Accountants consistently applied and maintained throughout the periods indicated.

      Section 1.8. Insolvency Proceedings. The term "INSOLVENCY PROCEEDINGS" means, with respect to any PERSON, any proceeding commenced by or against such PERSON, under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, or any assignments for the benefit of creditors.

      Section 1.9. Laws. The term "LAWS" means all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any government or political subdivision or agency thereof, or any court or similar entity established by any thereof.

      Section 1.10. Lender Expenses. The term "LENDER EXPENSES" means all reasonable out-of-pocket expenses or costs incurred by the LENDER for whatever reason arising out of, pertaining to, or in any way connected with this AGREEMENT, any of the other LOAN DOCUMENTS or the OBLIGATIONS, or any documents executed in connection herewith or transactions hereunder, including but not limited to: (a) all costs or expenses required to be paid by the BORROWER pursuant to this AGREEMENT or as otherwise provided for in any of the LOAN DOCUMENTS or as required by any other present or future agreement between the BORROWER and the LENDER evidencing and/or securing the OBLIGATIONS which are paid or advanced by the LENDER in accordance with the terms of this AGREEMENT;
(b) taxes and insurance premiums of every nature and kind of the BORROWER paid by the LENDER in accordance with the terms of this AGREEMENT; and (c) all reasonable and necessary -- (i) filing, recording, title insurance, environmental and consulting fees, audit fees, search fees and other expenses paid or incurred by the LENDER in connection with the LENDER's transactions with the BORROWER, (ii) costs and expenses incurred by the LENDER to correct any default or enforce any provision of this AGREEMENT in accordance with the terms of this AGREEMENT, (iii) costs and expenses of litigation incurred by the LENDER, or any participant of the LENDER in the LOAN, in enforcing or defending this AGREEMENT or any portion hereof, provided that the LENDER is the prevailing party in any such litigation, (iv) attorneys' fees and expenses incurred by the LENDER in obtaining advice or the services of its attorneys with respect to the structuring, drafting, negotiating, reviewing, amending, terminating, enforcing or defending of this AGREEMENT or the other LOAN DOCUMENTS, or any portion hereof or any agreement or matter related hereto, whether or not litigation is instituted, provided that any attorneys' fees incurred by the LENDER in connection with the structuring, drafting, negotiating, and/or reviewing this AGREEMENT and/or the other LOAN

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DOCUMENTS in excess of Seven Thousand Five Hundred Dollars ($7,500.00) shall not be deemed to be "LENDER EXPENSES," and (v) travel expenses related to any of the foregoing.

      Section 1.11. Lazard. The term "LAZARD" means LAZARD TECHNOLOGY PARTNERS II LP, a Delaware limited partnership.

      Section 1.12. Loan. The term "LOAN" means the revolving credit facility extended by the LENDER to the BORROWER in accordance with the terms set forth in the PROMISSORY NOTE and this AGREEMENT, including but not limited to any and all renewals thereof.

      Section 1.13. Loan Documents. The term "LOAN DOCUMENTS" means all agreements, instruments and documents, including but not limited to loan agreements (including but not limited to this AGREEMENT), notes (including but not limited to the PROMISSORY NOTE), equity call agreements (including but not limited to the CALL AGREEMENT), guarantees, mortgages, deeds of trust, subordination agreements, intercreditor agreements, pledges, affidavits, powers of attorney, consents, assignments, landlord and mortgage waivers, collateral assignments, reimbursement agreements, financing statements, pledges, modification agreements, and all other written matter, whether heretofore, now or hereafter executed by or on behalf of the BORROWER, the EQUITY HOLDER or by any other PERSON in connection with the OBLIGATIONS or the LOAN.

      Section 1.14. Maximum Loan Amount. The term "MAXIMUM LOAN AMOUNT" means Seven Million Dollars ($7,000,000.00); provided, however, that if the LENDER delivers the "CALL NOTICE" (as that term is defined in the CALL AGREEMENT) to the EQUITY HOLDER pursuant to the CALL AGREEMENT, the "MAXIMUM LOAN AMOUNT" shall automatically be reduced to Zero Dollars ($0.00).

      Section 1.15. Obligations. The term "OBLIGATIONS" means the obligations of the BORROWER to pay to the LENDER: (a) all sums due to the LENDER under the LOAN or otherwise pursuant to the terms of the LOAN DOCUMENTS; (b) all LENDER EXPENSES (subject to any limitations in this AGREEMENT with respect thereto); and (c) any indebtedness or liability which may exist or arise as a result of any payment made by or for the benefit of the BORROWER under the LOAN or otherwise pursuant to the terms of the LOAN DOCUMENTS being avoided or set aside as a preference under Sections 547 and 550 of the United States Bankruptcy Code, as amended, or under any state law governing insolvency or creditors' rights.

      Section 1.16. Promissory Note. The term "PROMISSORY NOTE" means the Promissory Note of even date herewith from the BORROWER, as maker thereof, payable to the order of the LENDER in the stated principal amount of Seven Million Dollars ($7,000,000.00).

      Section 1.17. Person. The term "PERSON" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, joint venture, court, or government or political subdivision or agency thereof.

      Section 1.18. Solvent. The term "SOLVENT" means, as to any PERSON, that such PERSON at the time of determination: (a) owns assets whose fair saleable aggregate value, together

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with any deferred revenues attributable to such PERSON, is greater than the amount required to pay all of its liabilities; (b) is able to pay all of its liabilities as such liabilities mature; and (c) has paid in and unimpaired capital sufficient to carry on its business and transactions and all business and transactions in which it engages or is about to engage.

      Section 1.19. Sterling. The term "STERLING" means, individually or collectively as the context may require, STERLING VENTURE PARTNERS, L.P., a Delaware limited partnership, and STERLING SVP EXECUTIVE FUND, L.P., a Delaware limited partnership.

      Section 1.20. Subsidiary. The term "SUBSIDIARY" means: (a) any corporation of which the BORROWER, directly or indirectly, owns or controls at the time --
(i) at least a majority of the outstanding stock or equity having under ordinary circumstances (not dependent upon the happening of a contingency) voting power to elect a majority of the board of directors (in the case of a corporation having directors), or (ii) a majority of the voting stock of any corporation not having directors; and (b) any general or limited partnership, limited liability company, or other entity of which more than fifty percent (50%) of the outstanding partnership interests or ownership interests shall, at the time of determination, be owned directly, or indirectly through one or more intermediaries, by the BORROWER.

                                    ARTICLE 2
                          TERMS AND PURPOSE OF THE LOAN

      Section 2.1. Agreement To Lend. Subject to the terms and conditions of this AGREEMENT and the other LOAN DOCUMENTS, the LENDER shall extend to the BORROWER the LOAN.

      Section 2.2. Advances Of Loan Proceeds. Subject to the continued satisfaction of all conditions precedent to the making of advances set forth in
Article 4 hereunder, and the continued absence of any default or any event, circumstance, act or omission which with the giving of notice, the passage of time, or both would constitute an EVENT OF DEFAULT, the LENDER shall advance to the BORROWER by depositing into the COMMERCIAL ACCOUNT from time to time such sums as the BORROWER may request; provided that the aggregate outstanding principal balance of the LOAN at any one time shall never exceed the MAXIMUM LOAN AMOUNT. The BORROWER shall not request any advance under the LOAN which would cause the aggregate amount of advances made to or for the BORROWER and outstanding under the LOAN DOCUMENTS to exceed the limitations as to the maximum amount of advances as herein set forth. Any termination of the LOAN by the LENDER in accordance with the terms of this AGREEMENT shall relieve the LENDER of the LENDER's obligation to lend money or to make financial accommodations to or for the BORROWER and the BORROWER's account pursuant to the LOAN DOCUMENTS, and shall in no way release, terminate, discharge or excuse the BORROWER from its absolute duty to pay or perform the OBLIGATIONS.

      Section 2.3. Interest And Repayment. All sums advanced under the LOAN shall be evidenced by, and shall be repaid with interest in accordance with, the provisions of the

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PROMISSORY NOTE, the terms and conditions of which are incorporated herein by reference. The date and amounts of each advance made by the LENDER and each payment made by the BORROWER shall be recorded by the LENDER on the books and records of the LENDER, but any failure to record such dates or amounts shall not relieve the BORROWER of its OBLIGATIONS under the LOAN DOCUMENTS. All repayments shall be credited to the balance due from the BORROWER pursuant to the normal and customary practices of the LENDER. Interest accrued under the LOAN shall be computed on outstanding balances as reflected on the LENDER's books and records.

      Section 2.4. Term. All sums due under the LOAN shall be paid in full on or before October 31, 2007. The BORROWER may borrow, repay and reborrow on or prior to the termination of the LOAN, subject to the continued compliance by the BORROWER with the terms and conditions of the LOAN DOCUMENTS.

      Section 2.5. Purpose. The proceeds of the LOAN shall be used by the BORROWER solely and exclusively: (a) in payment or reimbursement of any costs and expenses incurred by the BORROWER in connection with acquisitions by the BORROWER, from time to time, during the term of the LOAN, of other businesses, companies or operations (whether any such acquisition is consummated by means of a merger, consolidation, acquisition of stock or assets or otherwise); and (b) for such other purposes that may be approved by the EQUITY HOLDERS in writing from time to time.

      Section 2.6. Requisition Procedure. Not less than two (2) banking days prior to the date upon which an advance is to be made under the LOAN, the BORROWER shall execute and deliver a fully completed requisition, in form and substance acceptable to the LENDER, containing the specifics required therein relating to the requested advance.

      Section 2.7. Payments Are Provisional. All payments made by the BORROWER to the LENDER on any of the OBLIGATIONS shall be provisional and shall not be considered final unless and until such payment is not subject to avoidance under any provision of the United States Bankruptcy Code, as amended, including Sections 547 and 550, or any state law governing insolvency or creditors' rights. If any payment is avoided or set aside under any provision of the United States Bankruptcy Code, including Sections 547 and 550, or any state law governing insolvency or creditors' rights, the payment shall be considered not to have been made for all purposes of this AGREEMENT and the LENDER shall adjust its records to reflect the fact that the avoided payment was not made and has not been credited against the OBLIGATIONS.

      Section 2.8. Commitment Fee. The BORROWER shall pay to the LENDER on or before CLOSING a non-refundable and unconditional commitment fee equal the product of twenty-five hundredths percent (0.25%) times the MAXIMUM LOAN AMOUNT, which shall be the absolute property of the LENDER upon payment. The commitment fee shall not be considered to be a payment of any of the LENDER'S EXPENSES incurred in connection with the LOAN and shall be paid independent of the amount of proceeds of the LOAN ultimately advanced to the BORROWER, even if that amount is less than the stated MAXIMUM LOAN AMOUNT.

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      Section 2.9. Facility Fee. For each calendar quarter or portion thereof during which the LOAN facility established hereunder is in existence and has not been terminated, until the termination of the LOAN, the BORROWER shall pay to the LENDER a facility fee equal to twenty-five hundredths percent (0.25%) per annum on that sum obtained by subtracting the average daily disbursed principal balance of the LOAN during such calendar quarter or portion thereof from the stated face amount of principal set forth in the PROMISSORY NOTE. The facility fee shall be payable quarterly, on the first day of each succeeding April, July, October, and January, commencing with the first of such payments to be made on January 1, 2005, or on the last day of a portion of a quarter. The facility fee is not to be considered a fee being paid by the BORROWER to the LENDER as an inducement to the LENDER to make advances, nor shall it be considered to modify or limit the ability of the LENDER to terminate in accordance with the provisions of this AGREEMENT the ability of the BORROWER to borrow under the LOAN.

                                    ARTICLE 3
                              SECURITY FOR THE LOAN

      Section 3.1. Call Agreement. The repayment of the LOAN, the satisfaction of the OBLIGATIONS, and the full, complete and absolute performance by the BORROWER of each of the terms and conditions of the LOAN DOCUMENTS shall be secured by the CALL AGREEMENT. Each EQUITY HOLDER shall execute and deliver, on the date hereof, the CALL AGREEMENT in form and substance acceptable to the LENDER. The amount of the respective "CALL CAP" (as that term is defined in the CALL AGREEMENT) as to each respective EQUITY HOLDER shall be: (a) an amount equal to sixty percent (60%) of the MAXIMUM LOAN AMOUNT as to LAZARD; and (b) an amount equal to forty percent (40%) of the MAXIMUM LOAN AMOUNT as to STERLING. The CALL AGREEMENT shall secure the payment and performance by the BORROWER of the OBLIGATIONS; subject to the respective amounts of the CALL CAP.

      Section 3.2. Future Advances. The CALL AGREEMENT shall secure all current and all future advances under the LOAN made by the LENDER to the BORROWER, or for the account or benefit of the BORROWER, and the LENDER may advance or readvance upon repayment by the BORROWER all or any portion of the sums loaned to the BORROWER with respect to the LOAN and any such advance or readvance shall be fully secured by the CALL AGREEMENT.

                                    ARTICLE 4
                              CONDITIONS PRECEDENT

      All duties and obligations of the LENDER under this AGREEMENT, both at the time of CLOSING and at all times during the term of the LOAN, are specifically subject to the full and continued satisfaction by the BORROWER of the conditions precedent set forth in this Article 4.

      Section 4.1. Required Documents. The BORROWER shall deliver to the LENDER at or prior to CLOSING (unless the LENDER consents in writing to receipt after CLOSING): (a) duly

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executed and acknowledged (where applicable) LOAN DOCUMENTS; and (b) such certificates, lien searches, corporate documentation, opinions, documents, submissions, insurance policies and other matters as may reasonably be required by the LENDER or its counsel.

      Section 4.2. Periodic Reports. The LENDER's obligation to make advances from time to time under the LOAN shall be conditioned upon the following:

            (a) As soon as available and in any event by no later than May 31st of each calendar year, the BORROWER shall submit to the LENDER a consolidated and consolidating balance sheet of the BORROWER and its SUBSIDIARIES as of the end of the preceding FISCAL YEAR and a consolidated and consolidating statement of income and retained earnings of the BORROWER and its SUBSIDIARIES for such FISCAL YEAR, and a consolidated and consolidating statement of cash flow of the BORROWER and its SUBSIDIARIES for such FISCAL YEAR, all in reasonable detail and stating in comparative form the respective consolidated and consolidating figures for the corresponding date and period in the prior FISCAL YEAR and all prepared in accordance with G.A.A.P. and accompanied by an audited opinion thereon by independent accountants selected by the BORROWER and reasonably acceptable to the LENDER (it being agreed by the LENDER that any "big four" accounting firm shall be acceptable to the LENDER for such purposes).

            (b) Promptly after receipt thereof, the BORROWER shall submit to the LENDER copies of any reports submitted to the BORROWER or any SUBSIDIARY by independent certified public accountants in connection with the examination of the financial statements of the BORROWER or any SUBSIDIARY made by such accountants.

            (c) The BORROWER shall notify the LENDER immediately of any changes in the personnel holding the positions with the BORROWER of President, Chief Executive Officer, and Chief Financial Officer.

            (d) In addition to the items set forth in paragraphs (a) through (c) above: (I) the BORROWER shall submit to the LENDER such other information respecting the condition or operations, financial or otherwise, of the BORROWER or any SUBSIDIARY of the BORROWER as the LENDER may reasonably request from time to time; (II) the BORROWER shall submit to the LENDER all other financial statements, financial information and financial disclosures required to be submitted by the BORROWER pursuant to the terms of the other LOAN DOCUMENTS; and
(III) the BORROWER shall otherwise comply with all other reporting, verification, inspection and other administrative requirements of the LENDER as reasonably requested by the LENDER from time to time.

                                    ARTICLE 5
                         REPRESENTATIONS AND WARRANTIES

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      To induce the LENDER to make the LOAN and to enter into this AGREEMENT, the BORROWER makes the representations and warranties set forth in this Article
5. The BORROWER acknowledges that the LENDER is relying upon these representations and warranties.

      Section 5.1. Accuracy Of Information. No representation, warranty or other statement of the BORROWER in any certificate or written statement given to the LENDER pursuant to this AGREEMENT contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificate or written statement not misleading.

      Section 5.2. No Defaults. The execution and performance of this AGREEMENT and the LOAN DOCUMENTS will not immediately, or with the passage of time, the giving of notice, or both: (a) violate the certificate of incorporation, by-laws, or any other organizational documents of the BORROWER; (b) to the BORROWER's knowledge, violate any material LAWS that are binding upon the BORROWER; (c) result in a material default under any contract, agreement, or instrument to which the BORROWER is a party or by which the BORROWER or its property is bound; or (d) result in the creation or imposition of any security interest in, or lien or encumbrance upon, any of the assets of the BORROWER, except in favor of the LENDER.

      Section 5.3. Status. The BORROWER: (a) is validly incorporated as a corporation under the LAWS of the State of Delaware; and (b) has the power to own its properties, conduct its business and affairs, and enter into the LOAN and perform the OBLIGATIONS. The BORROWER's entry into the LOAN with the LENDER has been validly and effectively approved by its board of directors, as may be required by its certificate of incorporation, by-laws, other governing documents, and applicable LAWS. All copies of the respective certificate of incorporation, by-laws, operating agreements, and other governing documents of the BORROWER that have been submitted to the LENDER are true, accurate, and complete and no action has been taken in diminution or abrogation thereof.

      Section 5.4. Valid, Binding and Enforceable. The LOAN DOCUMENTS executed by the BORROWER are the valid and binding obligations of the BORROWER and are enforceable against the BORROWER in accordance with their terms; subject only, however, to -- (i) the application of the Federal Bankruptcy Code and to state insolvency laws and other similar laws generally affecting creditors' rights,
(ii) the availability of equitable remedies or relief (or equitable defenses, if applicable), (iii) the discretion of the court before which any enforcement proceedings may be brought, and (iv) the rights of taxing authorities or other entities which may by law have priority over the rights of a secured party.

      Section 5.5. No Events Of Default. There is not currently existing any action, event, or condition which presently constitutes an EVENT OF DEFAULT, or which with notice, the passage of time, or both would constitute an EVENT OF DEFAULT.

      Section 5.6 Solvency. The BORROWER will be SOLVENT both before and after CLOSING, after giving full effect to the LOAN and all of the BORROWER's indebtedness. The BORROWER knows of no reason which is likely to cause it to be unable to maintain such

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SOLVENT financial condition, giving full effect to the OBLIGATIONS, as long as any of the OBLIGATIONS remain unsatisfied.

                                    ARTICLE 6
                                EVENTS OF DEFAULT

      Subject to the notice and cure provisions set forth in the last Section of this Article, the occurrence of any of the following events shall constitute EVENTS OF DEFAULT and shall entitle the LENDER to exercise the LENDER's rights and remedies under Article 7 of this AGREEMENT.

      Section 6.1. Failure To Pay Or Perform. The failure by the BORROWER to pay or perform any of the OBLIGATIONS, including but not limited to a default under the PROMISSORY NOTE which is not cured within the applicable cure period.

      Section 6.2. Violation Of Covenants; Failure Of Conditions Precedent. The failure by the BORROWER or the EQUITY HOLDER to perform or a violation of any of the covenants or agreements provided in this AGREEMENT or in any of the other LOAN DOCUMENTS.

      Section 6.3. Representation Or Warranty. The failure of any representation or warranty made by the BORROWER or the EQUITY HOLDER in any of the LOAN DOCUMENTS to be true in any material respect, as of the date made.

      Section 6.4. Default Under Loan Documents. A breach of or default by the BORROWER or the EQUITY HOLDER under the terms, covenants, and conditions set forth in the PROMISSORY NOTE, the CALL AGREEMENT, or any of the other LOAN DOCUMENTS (other than this AGREEMENT), and such breach or default is not cured within the applicable cure period set forth in such other LOAN DOCUMENTS.

      Section 6.5. [INTENTIONALLY DELETED]

      Section 6.6. Involuntary Insolvency Proceedings. The institution of involuntary INSOLVENCY PROCEEDINGS against the BORROWER or the EQUITY HOLDER and the failure of any such INSOLVENCY PROCEEDINGS to be dismissed within sixty (60) days of the institution thereof.

      Section 6.7. Voluntary Insolvency Proceedings. The commencement by the BORROWER or the EQUITY HOLDER of INSOLVENCY PROCEEDINGS.

      Section 6.8. Default Under Call Agreement. The occurrence of a default under the CALL AGREEMENT, and such default is not cured prior to the expiration of any applicable cure period.

      Section 6.9. Injunction. If the BORROWER is enjoined, restrained or in any way prevented by court order from continuing to conduct all or any material part of its business affairs for a period in excess of thirty (30) days.

      Section 6.10. Notice And Cure Rights. Notwithstanding any provision to the contrary set forth in this Article 6 or in any of the other LOAN DOCUMENTS, an "EVENT OF DEFAULT" shall not be deemed to have occurred with respect to: (a) the failure to pay a monetary amount due to the LENDER pursuant to the terms of the PROMISSORY NOTE or any of the other LOAN DOCUMENTS unless the BORROWER fails to cure such default within ten (10) calendar days after such payment's due date; and (b) the violation of any other covenant, agreement, condition precedent or other requirement of the LOAN DOCUMENTS, excepting the specific provisions of this AGREEMENT that are described in the next sentence, unless the BORROWER fails to correct such violation within thirty (30) calendar days after the date upon which notice of such failure is delivered by the LENDER to the BORROWER. Notwithstanding the terms of the preceding sentence to the contrary: (i) the otherwise applicable thirty (30) calendar day cure period described in the preceding clause (b) of this Section may be extended for up to an additional sixty (60) calendar days if the LENDER, in its reasonable discretion, determines that the BORROWER is diligently pursuing a cure for such failure; and (ii) a violation of any of the following Sections of this AGREEMENT shall immediately constitute an EVENT OF DEFAULT without the BORROWER having any notice or cure rights -- Sections 5.1, 5.4 and 5.6.

                                    ARTICLE 7
                      RIGHTS AND REMEDIES ON THE OCCURRENCE
                             OF AN EVENT OF DEFAULT

      Section 7.1. Lender's Specific Rights And Remedies. In addition to all other rights and remedies provided by LAW and the LOAN DOCUMENTS, the LENDER, on the occurrence and during the continuance of any EVENT OF DEFAULT, may:

            a. Accelerate and call due the unpaid principal balances of any or all -- (i) of the LOAN, (ii) the PROMISSORY NOTE or the CALL AGREEMENT, and/or
(iii) accrued interest and other sums due as of the date of default;

            b. Impose the default rate of interest provided in the PROMISSORY NOTE, with or without acceleration of the PROMISSORY NOTE;

            c. Foreclose or enforce all or any security interests, mortgage interests, deed of trusts, liens, assignments, or pledges created by any LOAN DOCUMENT;

            d. Confess judgment or file suit against the BORROWER on the PROMISSORY NOTE or the EQUITY HOLDER on the CALL AGREEMENT;

            e. File suit against the BORROWER or the EQUITY HOLDER on this AGREEMENT, the CALL AGREEMENT, or on any of the other LOAN DOCUMENTS;

            f. Seek specific performance or injunctive relief to enforce performance of the undertakings, duties, and agreements provided in the LOAN DOCUMENTS, whether or not a remedy at law exists or is adequate; and

            g. Set-off any amounts in any account or represented by any certificate with the LENDER in the name of the BORROWER or in which the BORROWER has an interest.

      Section 7.2. Automatic Acceleration. If there occurs an event which would, with the giving of notice, the passage of time, or both, constitute an EVENT OF DEFAULT hereunder and if a voluntary or involuntary petition under the United States Bankruptcy Code thereafter is filed by or against the BORROWER while such event remains uncured, the LOAN shall be automatically accelerated and due and payable and the default rates of interest provided for in the PROMISSORY NOTE shall automatically apply as of the date of the first occurrence of the event which would, with the giving of notice, the passage of time or both constitute an EVENT OF DEFAULT, without any notice, demand or action of any type on the part of the LENDER (including any action evidencing the acceleration or imposition of the default rate of interest). The fact that the LENDER has, prior to the filing of the voluntary or involuntary petition under the United States Bankruptcy Code, acted in a manner which is inconsistent with the acceleration and imposition of the default rate of interest provided for in the PROMISSORY NOTE shall not constitute a waiver of this section or estop the LENDER from asserting or enforcing the LENDER's rights hereunder.

      Section 7.3. Remedies Cumulative. The rights and remedies provided in this AGREEMENT and in the other LOAN DOCUMENTS or otherwise under applicable LAWS shall be cumulative and the exercise of any particular right or remedy shall not preclude the exercise of any other rights or remedies in addition to, or as an alternative of, such right or remedy.

      Section 7.4. Proof Of Sums Due On Loan. In any action or proceeding brought by the LENDER to collect the sums owed on the LOAN, a certificate signed by an officer of the LENDER setting forth the unpaid balances of principal, and any accrued interest, default interest, legal fees, and late charges owed on the LOAN shall be presumed correct and shall be admissible in evidence for the purpose of establishing the truth of what it asserts. If the BORROWER wishes to contest the accuracy of the figures set forth in any such certificate, the BORROWER shall have the burden of proving that the certificate is inaccurate or incorrect.

      Section 7.5. Obligations Are Unconditional. The payment and performance of the OBLIGATIONS shall be the absolute and unconditional duty and obligation of the BORROWER, and shall be independent of any defense or any rights of set-off, recoupment or counterclaim which the BORROWER might otherwise have against the LENDER, and the BORROWER shall pay absolutely during the terms of the LOAN the payments of the principal and interest to be made on account of the LOAN and all other payments required hereunder, free of any deductions and without abatement, diminution or set-off other than those herein expressly provided. Until such time as the OBLIGATIONS have been fully paid and performed, the BORROWER: (a) shall not suspend or discontinue any payments provided for herein and in the PROMISSORY NOTE; (b) shall perform and observe all of the BORROWER's other covenants and agreements contained in the LOAN

DOCUMENTS, including but not limited to making all payments required to be made to the LENDER; and (c) shall not terminate or attempt to terminate the LOAN DOCUMENTS for any cause.

                                    ARTICLE 8
                                  GENERAL TERMS

      Section 8.1. Lender Expenses. The PARTIES intend that all reasonable LENDER EXPENSES shall be paid by the BORROWER, whether incurred prior to or after CLOSING, subject to any limitations contained in this AGREEMENT.

      Section 8.2. Authorization To Obtain Financial Information. The BORROWER hereby authorizes its accounting firm to provide the LENDER from time to time with such information as may be requested by the LENDER, and hereby authorizes the LENDER to contact directly its accounting firm in order to obtain such information.

      Section 8.3. Incorporation; Inconsistent Provisions. The terms and conditions of the LOAN DOCUMENTS are incorporated by reference and made a part hereof, as if fully set forth herein. In the event of any inconsistency between this AGREEMENT and any of the other LOAN DOCUMENTS, such inconsistency shall be construed, interpreted, and resolved so as to benefit the LENDER, independent of whether this AGREEMENT or another LOAN DOCUMENT controls, and the LENDER's election of which interpretation or construction is for the LENDER's benefit shall govern.

      Section 8.4. Waivers. The LENDER at any time or from time to time may waive all or any rights under this AGREEMENT or any of the other LOAN DOCUMENTS, but any waiver or indulgence by the LENDER at any time or from time to time shall not constitute a future waiver of performance or exact performance by the BORROWER.

      Section 8.5. Continuing Obligation Of Obligor. The terms, conditions, and covenants set forth herein and on the LOAN DOCUMENTS shall survive CLOSING and shall constitute a continuing obligation of the BORROWER during the course of the transactions contemplated herein. The OBLIGATIONS of the BORROWER under this AGREEMENT shall remain in effect so long as any OBLIGATION is outstanding, unpaid or unsatisfied between the BORROWER and the LENDER.

      Section 8.6. Binding Obligation. This AGREEMENT shall be binding upon and inure to the benefit of the PARTIES and their respective successors and assigns.

      Section 8.7. Final Agreement. This AGREEMENT and the LOAN DOCUMENTS contain the final and entire agreement and understanding of the PARTIES, and any terms and conditions not set forth in this AGREEMENT or the LOAN DOCUMENTS are not a part of this AGREEMENT and the understanding of the PARTIES.

      Section 8.8. Amendment. This AGREEMENT may be amended or altered only in writing signed by the LENDER and such other PARTIES to be bound by the change or alteration.

      Section 8.9. Time. Time is of the essence of this AGREEMENT.

      Section 8.10. Choice Of Law. The laws of the State of Maryland (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this AGREEMENT and the rights and obligations of the PARTIES, including the validity, construction, interpretation, and enforceability of this AGREEMENT and its various provisions and the consequences and legal effect of all transactions and events which resulted in the execution of this AGREEMENT or which occurred or were to occur as a direct or indirect result of this AGREEMENT having been executed.

      Section 8.11. Consent To Jurisdiction; Agreement As To Venue. The BORROWER and the LENDER: (a) irrevocably consent to the non-exclusive jurisdiction of the courts of the State of Maryland and of the United States District Court for the District of Maryland, if a basis for federal jurisdiction exists; (b) agree that venue shall be proper in any circuit court of the State of Maryland or in the United States District Court for the District of Maryland if a basis for federal jurisdiction exists; and (c) waive any right to object to the maintenance of a suit in any of the state or federal courts of the State of Maryland on the basis of improper venue or of inconvenience of forum. Notwithstanding the terms of this Section or any of the other LOAN DOCUMENTS to the contrary, the LENDER may bring an action against the BORROWER in a court located outside of the State of Maryland if the LENDER deems it necessary and appropriate to use such non-Maryland court in order to protect, preserve, collect or otherwise take an action with respect to COLLATERAL located outside of the State of Maryland.

      Section 8.12. Actions Against Lender Or Borrower. Any action brought by the BORROWER or the LENDER against the other party hereto which is based, directly or indirectly, on this AGREEMENT or any matter in or related to this AGREEMENT, including but not limited to the making of the LOAN or the administration or collection thereof, shall be brought only in the courts of the State of Maryland. Neither party may file a counterclaim against the other party in a suit brought by such party unless under the rules of procedure of the court in which the action was brought or the counterclaim is mandatory, and not merely permissive. Each party agrees that any forum other than the State of Maryland is an inconvenient forum and that a suit brought by either party against the other party in a court of any state other than the State of Maryland should be forthwith dismissed or transferred to a court located in the State of Maryland by that court.

      Section 8.13. Number, Gender, And Captions. As used herein, the singular includes the plural and the plural includes the singular. The use of any gender applies to all genders. The captions contained herein are for purposes of convenience only and are not a part of this AGREEMENT.

      Section 8.14. Photocopies Sufficient. A carbon, photographic, photocopy or other reproduction of a security agreement or financing statement shall be sufficient as a financing statement.

      Section 8.15. Notices. Any notice required or permitted by or in connection with this AGREEMENT shall be in writing and shall be made by facsimile (confirmed on the date the facsimile is sent by one of the other methods of giving notice provided for in this Section) or by hand delivery, by Federal Express, or other similar overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to the LENDER or the BORROWER at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the LENDER or the BORROWER. Notice shall be considered given as of the date of the facsimile or the receipt (or refusal to accept receipt) of hand delivery, one (1) calendar day after delivery to Federal Express or similar overnight delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish the fact that notice was given as provided herein. If notice is tendered pursuant to the provisions of this Section and is refused by the intended recipient thereof, the notice, nevertheless, shall be considered to have been given and shall be effective as of the date herein provided.

            If to the LENDER:

                  MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY
                  Two Hopkins Plaza, 2nd Floor
                  Baltimore, Maryland 21201
                  Attention: Guy Johnson and Joyce Wilker
                  Fax No.:  (410) 237-5703

            If to the BORROWER:

                  VOCUS, INC.
                  4296 Forbes Boulevard
                  Lanham, Maryland 20706
                  Attention:  Stephen Vintz
                  Fax No.:   (301) 459-6092

                  With a courtesy copy to:

                     Greenberg Traurig, LLP
                     1750 Tysons Boulevard, Suite 1200
                     McLean, Virginia 22102
                     Attention: Rick Melnick, Esq.
                     Fax No.: (703) 749-1301

The failure of the LENDER to send the above courtesy copy shall not impair the effectiveness of notice given to the BORROWER in the manner provided herein.

      Section 8.16. Participations. The LENDER reserves the absolute right to assign all or any portion of its interests in any or all of the LOAN or the LOAN DOCUMENTS or to participate with other lending institutions in the LOAN and the LOAN DOCUMENTS on such terms and at such times as the LENDER may determine from time to time, all without any consent thereto or notice thereof to the BORROWER. The BORROWER hereby grants to each participating lending institution, to the full extent of the LOAN, the right to set off deposit accounts maintained by the BORROWER with such institution (provided that the BORROWER shall have received prior notice of the assignment to such institution), and the BORROWER agrees to pay the LENDER EXPENSES of any such participating lending institution which arise or are incurred as a result of the occurrence of an EVENT OF DEFAULT.

      Section 8.17. Effective Date. This AGREEMENT shall be effective as of the date first above written, independent of the date of execution or delivery hereof.

      Section 10.18. Confidentiality. In handling any confidential information of BORROWER or any of its SUBSIDIARIES, the LENDER and all employees and agents of the LENDER shall exercise not less than the same degree of care that the LENDER exercises with respect to its own proprietary information to maintain the confidentiality of any non-public information thereby received or received pursuant to this AGREEMENT or any of the other LOAN DOCUMENTS; except that disclosure of such information may be made: (a) to prospective participants, transferees or purchasers of any interest in the LOAN; (b) as required by LAW or subpoena, judicial order or similar order; and (c) as the LENDER may reasonably determine to be necessary in connection with the enforcement of any of its remedies hereunder. Confidential information hereunder shall not include information that either -- (i) is in the public domain, or becomes part of the public domain after disclosure to the LENDER through no fault of the LENDER or any of its employees or agents, or (ii) is disclosed to the LENDER by a third party that is not under any obligation of confidentiality to the BORROWER.

      Section 10.19. Termination. This AGREEMENT shall terminate upon the earlier to occur of: (a) October 31, 2007; and (b) such date as may be specified in a written notice from the BORROWER to the LENDER electing to terminate this AGREEMENT, provided that no OBLIGATIONS are outstanding as of such specified date of termination. Upon the termination of this AGREEMENT, the LENDER will promptly send the BORROWER: (i) for each jurisdiction in which a UCC financing statement is on file to perfect the security interests granted to the LENDER hereunder, a termination statement to the effect that the LENDER no longer claims a security interest in such financing statement; and (ii) such other documents necessary or appropriate to terminate the security interests granted to the LENDER hereunder as may be reasonably requested by the BORROWER.

      Section 10.20. Waiver Of Trial By Jury. Each party to this AGREEMENT agrees that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by either party hereto or any successor or assign of any party on or with respect to this AGREEMENT or any of the other LOAN DOCUMENTS or which in any way relates, directly or indirectly, to the LOAN or any event, transaction, or occurrence arising out of or in any way connected with the LOAN, or the dealings of the PARTIES with respect thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING. The BORROWER acknowledges and agrees that this

Section is a specific and material aspect of this AGREEMENT between the PARTIES and that the LENDER would not extend the LOAN to the BORROWER if this waiver of jury trial Section were not a part of this AGREEMENT.

                      [Signatures begin on the next page.]

      IN WITNESS WHEREOF, the PARTIES have duly executed this AGREEMENT under seal as of the date first above written (notwithstanding the actual date of execution and delivery hereof). This AGREEMENT may be executed in counterparts and delivered via facsimile transmission.

WITNESS/ATTEST:                       THE BORROWER:

                                      VOCUS, INC.,
                                      A Delaware Corporation

/s/ Kristie Scott                     By: /s/ Stephen Vintz
------------------                        ------------------------(SEAL)

                                          Name:  Stephen Vintz
                                                 -----------------------

                                          Title: CFO
                                                 -----------------------

                                      THE LENDER:

                                      MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY,
                                      A Maryland Banking and Trust Company

/s/ [ILLEGIBLE]                       By: /s/ Guy E. Johnson
------------------                        ------------------------(SEAL)

                                          Name:  Guy E. Johnson
                                                 -----------------------

                                          Title: SVP
                                                 -----------------------